UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
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SCHEDULE 14A
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Buffalo Wild Wings, Inc.
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FOR IMMEDIATE RELEASE
Investor Relations Contact: Heather Pribyl 952.540.2095	March 28, 2017

Buffalo Wild Wings Retains The Cypress Group to Assist in Portfolio Optimization Initiative

MINNEAPOLIS--(BUSINESS WIRE)--Buffalo Wild Wings, Inc. (NASDAQ: BWLD), (“Company”) today announced that it has retained The Cypress Group (“Cypress”), a leading restaurant and franchise investment banking firm, to manage the Company’s previously announced portfolio optimization initiative. Cypress will be engaged in marketing roughly 10 percent of Buffalo Wild Wings company-owned restaurants. This initial sale process represents the first phase of the Company’s ongoing portfolio optimization process.
Cypress has more than 25 years of multi-unit M&A and corporate refranchising experience in the restaurant industry, and most recently completed large engagements for franchisors including The Wendy’s Company and TGI Fridays.
Sally Smith, President and Chief Executive Officer, Buffalo Wild Wings said, “We are excited to partner with The Cypress Group, which has a notable breadth of franchise deal experience and an extensive network of valuable relationships. We anticipate engaging with successful, committed franchisees with the desire, experience and financial ability to build our brand and further strengthen the Buffalo Wild Wings system."
Dean Zuccarello, Chief Executive Officer, The Cypress Group stated, “We are eager to work with Buffalo Wild Wings and their exceptional management team to facilitate the strategic sale of certain company-owned restaurants and contribute to the brand’s system composition. Their industry leading track record and continuing innovation gives us great confidence in successfully executing this process.”
About the Company
Buffalo Wild Wings, Inc., founded in 1982 and headquartered in Minneapolis, is a growing owner, operator and franchisor of Buffalo Wild Wings® restaurants featuring a variety of boldly-flavored, made-to-order menu items including its namesake Buffalo, New York-style chicken wings. The Buffalo Wild Wings menu specializes in 21 mouth-watering signature sauces and seasonings with flavor sensations ranging from Sweet BBQ™ to Blazin’®. Guests enjoy a welcoming neighborhood atmosphere that includes an extensive multi-media system for watching their favorite sporting events. Buffalo Wild Wings is the recipient of hundreds of "Best Wings" and "Best Sports Bar" awards from across the country. There are currently more than 1,220 Buffalo Wild Wings locations across the world.
To stay up-to-date on all the latest events and offers for sports fans and wing lovers, follow Buffalo Wild Wings on Facebook, Twitter and Instagram and visit www.BuffaloWildWings.com.
Forward-looking Statements
Statements in this press release constitute forward-looking statements for purposes of the Safe Harbor provisions under the Private Securities Litigation Reform Act of 1995. These statements relate to the timing and scope of future sales of company-owned restaurants. All statements other than statements of historical fact are statements that could be deemed forward-looking statements and are based upon the current beliefs and expectations of our management. We have attempted to identify forward-looking statements by words such as, “intends,” “may,” “believes,” “will,” and other comparable terminology. Actual results may vary materially from those contained in forward-looking statements based on a number of factors, including, but not limited to, our ability to achieve and manage our planned expansion, the ability of our franchisees to open and manage new restaurants, market acceptance in the new geographic regions we enter (particularly non-U.S. locations), success of acquired restaurants, success of investments in new or emerging concepts, unforeseen obstacles in developing nontraditional sites or non-U.S. locations, our ability to obtain and maintain licenses and permits necessary to operate our existing and new restaurants, our franchisees' adherence to our system standards, the cost of commodities such as traditional chicken wings and supply chain consistency, the success of our key initiatives and our advertising and marketing campaigns, our ability to control restaurant labor and other restaurant operating costs, the continued service of key management personnel, our ability to protect our name and logo and other proprietary information, economic conditions (including changes in consumer preferences or consumer discretionary spending), the impact of federal, state or local government regulations relating to our employees, the sale of food and alcoholic beverages, the effect of competition in the restaurant industry, our ability to increase our credit facilities, and other factors disclosed from time to time in our filings with the U.S. Securities and Exchange Commission (the “SEC”), including the factors described under "Risk Factors" in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 25, 2016, as updated in subsequent reports filed with the SEC. Investors should take such risks into account when making investment decisions. Shareholders and other readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We undertake no obligation to update any forward-looking statements.
Important Information
Buffalo Wild Wings, Inc., its directors and certain of its executive officers are participants in the solicitation of proxies from Buffalo Wild Wings shareholders in connection with its 2017 annual meeting of shareholders. Information regarding the names of the company’s directors and executive officers and their respective interests in the company, by security holdings or otherwise, is set forth in the annual report on Form 10-K for the fiscal year ended December 25, 2016, filed with the SEC on February 17, 2017. To the extent the company’s directors and executive officers or their holdings of the company’s securities have changed from the amounts disclosed in the proxy statement for the company’s 2016 annual meeting of shareholders, to the company’s knowledge, such changes have been reflected on initial statements of beneficial ownership on Form 3 or statements of change in ownership on Form 4 filed with the SEC.
Buffalo Wild Wings will file a proxy statement in connection with its 2017 annual meeting. The proxy statement, any other relevant documents, and other materials filed with the SEC concerning Buffalo Wild Wings are (or will be, when filed) available free of charge at http://www.sec.gov and http://ir.buffalowildwings.com. Shareholders should read carefully the proxy statement and any other relevant documents that Buffalo Wild Wings files with the SEC when they become available before making any voting decision because they contain important information.
Contacts
Investor Relations:
Buffalo Wild Wings, Inc.
Investor Relations Contact:
Heather Pribyl, 952-540-2095
or
Media:
Joele Frank, Wilkinson Brimmer Katcher
Meaghan Repko, 212-355-4449
or
Nick Lamplough, 212-355-4449